UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange
3.125% Senior Notes due 2032	APH32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2025, Amphenol Corporation (the “Company”) entered into (i) a three-year, $2 billion unsecured delayed draw term loan credit agreement among the Company, certain subsidiaries of the Company, a syndicate of financial institutions and JPMorgan Chase Bank, N.A., acting as the administrative agent (the “Three-Year Delayed Draw Term Loan”), which is scheduled to mature on the three year anniversary of the funding date, and (ii) a 364-day, $2 billion unsecured delayed draw term loan credit agreement among the Company, certain subsidiaries of the Company, a syndicate of financial institutions and JPMorgan Chase Bank, N.A., acting as the administrative agent (the “364-Day Delayed Draw Term Loan” and, together with the Three-Year Delayed Draw Term Loan, the “Delayed Draw Term Loans”), which is scheduled to mature on the date that is 364 days after the funding date. The Delayed Draw Term Loans were undrawn at closing and may each only be drawn in a single drawing over the life of the facilities. The Delayed Draw Term Loans may be repaid at any time without premium or penalty and, once prepaid, cannot be reborrowed. Interest rates under the Delayed Draw Term Loans are based on a spread over either the base rate or the adjusted term SOFR, which spread varies based on the Company’s debt rating. The proceeds from the Delayed Draw Term Loans will be used to finance a portion of the consideration for the Company’s acquisition of CommScope Holding Company, Inc.’s (NASDAQ: COMM) Connectivity and Cable Solutions (CCS) business and certain related costs, fees and expenses.

Copies of the Three-Year Delayed Draw Term Loan and 364-Day Delayed Draw Term Loan are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Three-Year Term Loan Credit Agreement dated August 22, 2025, among the Company, certain subsidiaries of the Company, a syndicate of financial institutions and JPMorgan Chase Bank, N.A., acting as the administrative agent.

10.2*	364-Day Term Loan Credit Agreement dated August 22, 2025, among the Company, certain subsidiaries of the Company, a syndicate of financial institutions and JPMorgan Chase Bank, N.A., acting as the administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Craig A. Lampo
Craig A. Lampo
Senior Vice President and Chief Financial Officer

Date: August 25, 2025